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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                   MAY 9, 2006

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                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        0-16075                                           86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                           1111 EAST EL SEGUNDO BLVD.
                              EL SEGUNDO, CA 92045
                         (Address of Principal Executive
                              Offices and zip code)

                                 (310) 577-5820
              (Registrant's telephone number, including area code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS

On May 12, 2006, we filed a Form 8-K dated May 9, 2006 (our "Current Report") with the Securities and Exchange Commission to report the closing of the transactions contemplated by that certain Agreement and Plan of Merger dated April 20, 2006 (the "Merger Agreement"), by and among the Registrant, Ironclad Merger Corporation, a wholly-owned subsidiary of the Registrant, and Ironclad Performance Wear Corporation, a California corporation ("Ironclad California"). We accounted for the closing of the transactions contemplated by the Merger Agreement as a "reverse acquisition." Therefore, Ironclad California, was deemed to be the "accounting acquirer" of us in the acquisition.

Our Current Report included the audited financial statements of Ironclad California for the periods ended December 31, 2004 and 2005 as required by Form 8-K. We intend to file, as an amendment to our Current Report, financial statements of Ironclad California as of and for the period ended March 31, 2006 (our "Q1 Financial Statements"), which were not required to be filed with our Current Report. However, our Q1 Financial Statements will not be filed by May 15, 2006 because certain information and data relating to and necessary for the completion of such financial statements and management's discussion and analysis of financial condition and results of operations could not be obtained by us by such date without unreasonable effort or expense. Our Q1 Financial Statements will be filed on an amendment to our Current Report on or before May 22, 2006.

We anticipate filing our next quarterly report on Form 10-QSB for the quarterly period ending June 30, 2006, the quarter in which the transactions contemplated by the Merger Agreement occurred.

All other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that we were required to file have been filed.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IRONCLAD PEFORMANCE WEAR CORPORATION



       Date:      May 15, 2006        By:  /s/ Eduard Jaeger
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                                           Eduard Jaeger
                                           President and Chief Executive Officer


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